MEMORANDUM OF CHANGES

                      VAN KAMPEN UNIT TRUSTS, SERIES 1178

   The Prospectus filed with Post-Effective Amendment No. 2 of the Registration Statement on Form S-6 has been revised to reflect information regarding the deposit of Van Kampen Unit Trusts, Series 1178 on March 5, 2012. An effort has been made to set forth below each of the substantive changes and also to reflect the same by blacklining the marked counterparts of the Prospectus submitted with the Post- Effective Amendment.

   Front Cover Page. The date of the Prospectus has been updated.

   In response to comments received from the Securities and Exchange Commission regarding the presentation of hypothetical performance information, the "Principal Investment Strategy" section has been revised, and the "Hypothetical Strategy Performance" and "Notes to Hypothetical Performance Table" sections have been inserted.

   Back Cover Page. The date of the Prospectus has been updated and the table of contents has been revised.